UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2008

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6725 Mesa Ridge Road, Suite 100, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On July 1, 2008, ADVENTRX Pharmaceuticals, Inc. issued a press release providing an update on its ANX-510, or CoFactor®, program. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this report.

Forward-Looking Statements

Certain statements in this Form 8-K and the attached press release are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the efficacy and safety of ANX-510. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: the risk that ADVENTRX does not continue the development of CoFactor, including based on the pharmacokinetic results from ADVENTRX’s pharmacokinetic bridging study, progression-free and overall survival, as well as final safety, results from ADVENTRX’s discontinued Phase 3 study or revisions to previously announced CoFactor results; the Company’s inability to identify and secure approval from applicable regulatory authorities for an appropriate, cost-effective development path for CoFactor; the risk that ADVENTRX will be unable to raise sufficient capital to fund the continued development of CoFactor or the Company’s other product candidates; the potential to attract a strategic partner for the Company’s product candidates and the terms of any related transaction; the potential for ADVENTRX’s product candidates to receive regulatory approval for one or more indications on a timely basis or at all, and the uncertain process of seeking regulatory approval; unexpected or a greater than expected number of expected adverse side effects or inadequate therapeutic efficacy of CoFactor, regardless of administration method, or ADVENTRX’s other product candidates; the risk that preclinical and clinical results are not indicative of the success of subsequent clinical trials and that products will not perform as preclinical and clinical data suggests or as otherwise anticipated; and other risks and uncertainties more fully described in ADVENTRX’s press releases and periodic filings with the Securities and Exchange Commission. ADVENTRX’s public filings with the Securities and Exchange Commission are available at http://www.sec.gov.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. ADVENTRX does not intend to revise or update any forward-looking statement set forth in this Form 8-K or the attached press release to reflect events or circumstances arising after the date on which it was made.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

July 1, 2008	By:	/s/ Patrick L. Keran

Name: Patrick L. Keran
Title: Vice President, Legal

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated July 1, 2008